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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 5, 2004



                          CITIZENS FIRST BANCORP, INC.
             (Exact name of Registrant as Specified in its Charter)



Delaware                            0-32041                     38-3573852
--------                            -------                     ----------
(State or Other                     (Commission                 (I.R.S. Employer
Jurisdiction of                     File Number)                Identification
Incorporation)                                                  Number)



525 Water Street, Port Huron, Michigan                     48060
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(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code:  (810) 987-8300


                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.

     The following exhibits are furnished herewith:

     EXHIBIT NO.                    DESCRIPTION OF EXHIBIT

        99 Press Release dated August 5, 2004 announcing Registrant's results of operations and financial condition for, and as of, the three and six month periods ended June 30, 2004, and a cash dividend of $0.09 per share.



ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 5, 2004, Citizens First Bancorp, Inc. issued a press release announcing results of operations and financial condition (unaudited) for, and as of, the three and six month periods ended June 30, 2004, and a cash dividend of $0.09 per share. A copy of the press release is attached as Exhibit 99 and is incorporated herein by reference.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 10, 2004                            Citizens First Bancorp, Inc.

                                                   /s/ Marshall J. Campbell

                                          By:      Marshall J. Campbell
                                                   Chairman, President and
                                                   Chief Executive Officer




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                                  EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION OF EXHIBIT

         99 Press Release dated August 5, 2004 announcing Registrant's results of operations and financial condition for, and as of, the three and six month periods ended June 30, 2004, and a cash dividend of $0.09 per share.